1
Sterne Agee
Financial Institutions Investor Conference
February 17, 2011

Certain statements contained in this presentation are “Forward Looking
Statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward Looking Statements may be identified by the use of forward looking terminology such as “may,” “believes,”
“intends,” “expects,” and “anticipates” or similar terms or variations of these terms. Actual results could differ materially from those set forth in
Forward Looking Statements due to a variety of factors including, without limitation, competition, interest rate risk, credit risk, political and economic conditions and regulatory issues. Further information on these risk factors is included in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

BANCORPRI

Who We Are

Woonsocket
Providence
East
Providence
Cranston
Warwick
East Greenwich
Existing Branches

• Cities/Towns
Profile:
▪ Formed in March 1996
▪ $1.6 billion commercial bank
▪ NASDAQ listed: BARI
▪ 17 branches in Greater Providence area
▪ Approximately 75% of RI’s population, jobs
 and businesses are located in Greater
 Providence area

Oct
1995
Sep
2010
Agreement to
purchase RI
branches of
Shawmut
BankRI
opened
Mar
1996
Jun
2009
May
2005
Nov
2002
Mar
1998
Sep
2009
Secondary
offering;
NASDAQ listed:
BARI
Reached $1.0B
in assets
Acquired
Macrolease
Listed on Russell
3000 Index
#1 SBA lender
in RI
#1 SBA lender
in RI
Total Assets
Total Deposits
# of Branches
# of Employees
$465 million
$421 million
12
150
$1.6 billion
$1.1 billion
17
274
Mar 1996
Dec 2010
Profitable in every year since inception

▪ Strong financial performance in a difficult environment
▪ Credit quality consistently sound
▪ Capital position well above regulatory thresholds
▪ Experienced management team
▪ Attentive to shareholder returns

Strong Performance - Net Income

$4.0
$3.0
$2.0
$1.0
$0.0
$ in millions
$1.1
$2.2
$2.7
$2.8
$2.1
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10

Annual

$12.0
$9.0
$6.0
$3.0
$0.0
$ in millions
$7.7
$9.0
$9.1
$5.5
$9.8
2006
2007
2008
2009
2010

Quarterly

Strong Performance - Diluted EPS

$0.80
$0.60
$0.40
$0.20
$0.00
$0.24
$0.48
$0.57
$0.60
$0.45
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10

Annual

$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.57
$1.84
$1.96
$0.70
$2.10
2006
2007
2008
2009
2010

Quarterly
* Diluted EPS after preferred stock dividends and discount accretion related to TARP
*
*

BancorpRI

Strong Performance - ROA / ROE

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.28%
0.57%
0.68%
0.71%
0.53%
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10

Return on Equity
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.67%
7.32%
8.54%
8.57%
6.46%
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10

Return on Assets

▪ Commercial loan growth
▪ Low-cost core deposit growth
▪ Treasury management sophistication
▪ Modest credit costs
▪ Disciplined expense management

Strong Commercial Loan Growth

$ in millions
$1,000
$800
$600
$400
$200
$0
$520
$574
$658
$732
$780
2006
2007
2008
2009
2010

• Double digit growth from
 2006 - 2009
• Drives low-cost core
 deposit growth
• Grew from 41% of total
 loans to 68% over past
 10 years

Diversified Loan Portfolio

18%
14%
68%

4%
8%
23%
10%
9%
20%
26%

Commercial
Loans
Residential
Mortgages
Consumer/
Other
Total loan portfolio - $1.16 billion as of 12/31/10
Small
Business
Commercial
and
Industrial
Construction
Lease and
Other
CRE
(owner
occupied)
Multi-Family
CRE
(non-owner
occupied)
Breakdown of Commercial
Loan Portfolio
Total Loan Portfolio

BANCORPRI

Growth in Core Deposits

$ in millions
$1,000
$800
$600
$400
$200
$635
$641
$619
$711
$773
2006
2007
2008
2009
2010

Core deposits are defined as DDA, NOW, money market and savings accounts
 62% 63% 59% 65% 69%
% of
total
deposits

Money
Market
Certificate of
Deposits
Demand
Deposits
Core Deposits - 69% of total deposits as of 12/31/10
NOW
Savings
Total deposits - $1.12 billion as of 12/31/10

BancorpRI

Significantly Improved Net Interest Margin

3.90%
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
3.06%
2.96%
3.21%
3.25%
3.56%
2006
2007
2008
2009
2010

BANCORPRI

Credit Management - Disciplined Approach

▪ Conservative credit culture
▪ Significant credit and credit management expertise
▪ Extensive portfolio monitoring processes
▪ Relatively low level of net charge-offs despite:
 − Double-digit commercial loan growth
 − Recessionary environment

BANCORPRI

Sound Credit Quality - Net Charge-offs

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$'s in millions
$0.5
$0.5
$2.5
$8.0
$4.7
2006
2007
2008
2009
2010
Commercial Real Estate
Consumer Loans
Residential Mortgages
Commercial Loans and Leases

 0.05% 0.05% 0.24% 0.73% 0.42%
% of avg. loans
and leases

BancorpRI

Sound Credit Quality - NPAs

$24.0
$18.0
$12.0
$6.0
$0.0
$'s in millions
$1.4
$4.1
$15.2
$20.0
$17.6
2006
2007
2008
2009
2010

 0.10% 0.28% 1.00% 1.26% 1.10%
% of
total
assets

Noninterest Expense Discipline

$'s in millions
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$38.7
$38.0
$37.9
$39.5
$41.2
2006
2007
2008
2009
2010

BancorpRI

Strong Capital Position

Capital Ratios	12/31/10

Capital ratios well above regulatory thresholds
As of
Tier 1 Capital Ratio
8.10%
Total Risk-Based Capital Ratio
12.53%
Tangible Common Equity Ratio
7.31%

BancorpRI Consistently Returning Capital To Shareholders

$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.15
$0.16
$0.17
$0.19
Q4 '06
Q1
Q2
Q3
Q4 '07
Q1
Q2
Q3
Q4 '08
Q1
Q2
Q3
Q4 '09
Q1
Q2
Q3
Q4 '10

Dividend Track Record
12% increase approved in Q4 ‘10

▪ Commercial banking is a sustainable, attractive market niche for community banks
 − Ability to differentiate from major competitors
 • Responsive / accessible
 • Local decision-making / policy setting
 • High touch retail network with solid branch footprint
 − Dense, urban market well-suited for business generation
 − Generates higher yielding assets, lower cost deposits and fee income
 − Forms leverageable platform

▪ Attractive franchise
 − One of the few sizeable independent franchises in New England
▪ Solid credit quality and capital position
▪ Proven track record for delivering results
▪ Strong management team
▪ Positioned to grow franchise
▪ Attentive to shareholder returns
▪ Market Valuations (as of 1/31/11)
 − 121% of tangible book value
 − 14.3x of earnings (TTM)

NASDAQ: BARI